Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE: May 14, 2010

CRC Health Corporation Reports Operating Results

For the First Quarter Ended March 31, 2010

CUPERTINO, CA, May 14, 2010 – CRC Health Corporation (“CRC” or the “Company”), a leading provider of substance abuse treatment and adolescent youth services through its wholly owned consolidated subsidiaries, announced its results for the first quarter ended March 31, 2010.

The Company has two operating divisions: recovery division and healthy living division. The recovery division provides substance abuse and behavioral disorder treatment services through residential treatment facilities and outpatient treatment clinics. The healthy living division includes programs and treatment services for adolescent youth as well as treatment services for eating disorders, obesity, and weight management serving all age groups. Adolescent and youth treatment services include therapeutic boarding schools and educational outdoor programs for children and adolescents struggling with academic, emotional, and behavioral issues.

Consolidated net revenue for the first quarter ended March 31, 2010 increased $1.2 million or 1.1% to $104.0 million compared to the same period in 2009. For the first quarter of 2010, consolidated operating expenses decreased $2.2 million to $91.2 million, or 2.4% compared to the same period in 2009. First quarter 2010 adjusted pro forma earnings before interest, taxes, depreciation and amortization (“EBITDA”) increased $2.3 million, or 12.4%, to $20.9 million compared to $18.6 million during the same period in 2009. “With our return to growth in our top line, we have demonstrated significant improvement in our operating margins due to the positive impact of our restructuring and cost reduction programs,” said Barry Karlin, CEO.

First Quarter Ended March 31, 2010 Financial Results:

The following table presents our operating income by division for the three months ended March 31, 2010 and 2009 (dollars in thousands, except for percentages).

	Three Months Ended March 31,
	2010	2009	2010 vs. 2009
			$ Change	% Change
Net revenue
Recovery division	$79,048	$75,063	$3,985	5.3%
Healthy living division	24,920	27,715	(2,795)	(10.1)%
Corporate	50	64	(14)	(21.9)%

	104,018	102,842	1,176	1.1%
Operating expenses
Recovery division	53,740	54,397	(657)	(1.2)%
Healthy living division	29,061	30,953	(1,892)	(6.1)%
Corporate	8,378	8,027	351	4.4%

	91,179	93,377	(2,198)	(2.4)%
Operating income (loss)
Recovery division	25,308	20,666	4,642	22.5%
Healthy living division	(4,141)	(3,238)	(903)	27.9%
Corporate	(8,328)	(7,963)	(365)	4.6%

Operating income	12,839	9,465	3,374	35.6%

CRC Health Corporation Adjusted Pro forma EBITDA by Segment

and Adjusted Pro Forma Operating Margins for the Three Months

Ended March 31, 2010 and 2009 (in thousands):

	Three Months Ended March 31,
			2010 vs. 2009
	2010	2009	$ Change	% Change
Net Revenue
Recovery division	$79,048	$75,063	$3,985	5.3%
Healthy living division	24,920	27,715	(2,795)	(10.1)%
Corporate	50	64	(14)	(21.9)%

	104,018	102,842	1,176	1.1%
Adjusted Pro Forma Operating Expenses
Recovery division	51,151	51,385	(234)	(0.5)%
Healthy living division	27,019	27,848	(829)	(3.0)%
Corporate	4,989	5,056	(67)	(1.3)%

	83,159	84,289	(1,130)	(1.3)%
Adjusted Pro Forma EBITDA
Recovery division	27,897	23,678	4,219	17.8%
Healthy living division	(2,099)	(133)	(1,966)	1,478.2%
Corporate	(4,939)	(4,992)	53	(1.1)%

	$20,859	$18,553	$2,306	12.4%

Adjusted Pro Forma Operating Margins
Recovery division	35.3%	31.5%
Healthy living division	(8.4)%	(0.5)%
CRC Health Corporation	20.1%	18.0%

Recovery Division:

Three Months Ended March 31, 2010 Compared to Three Months Ended March 31, 2009

•

Net revenue increased $4.0 million, or 5.3%, to $79.0 million for the quarter from $75.0 million from the comparable prior-year quarter. Revenue increases were primarily driven by an increase of $2.8 million in residential treatment center and an increase of $1.2 million within comprehensive treatment centers (“CTCs”). Same-facility net revenue increases were similar to total-facility net revenue increases for the quarter compared to the comparable prior-year period.

•

For the comparable quarters in 2010 and 2009, adjusted pro forma revenue was the same as revenue measured on the basis of Generally Accepted Accounting Principles of the United States (US “GAAP”). Thus, the above explanations related to changes in GAAP revenue also apply to adjusted pro forma revenue.

•	Adjusted pro forma EBITDA increased $4.2 million, or 17.8%, to $27.9 million for the quarter from $23.7 million from the comparable prior-year quarter.

•	Recovery division operating expenses decreased $0.7 million for the comparable quarters in 2010 and 2009 due primarily to decreases in administrative expenses from restructuring activities.

•	Recovery division, same-facility operating expenses remained essentially unchanged reflecting expense controls for the comparable quarters in 2010 and 2009.

Healthy Living Division:

Three Months Ended March 31, 2010 Compared to Three Months Ended March 31, 2009

•

Net revenue decreased $2.8 million, or 10.1%, to $24.9 million for the quarter from $27.7 million from the comparable prior-year quarter. The decrease in revenue was driven by a continued lessening of demand as a result of the weak economic environment and the inability of families and individuals to access the credit markets and student loan markets to fund the tuition. Same-facility net revenue decreases were similar to total facility net revenue decreases for the quarter compared to the comparable prior-year period.

•

For the comparable quarters in 2010 and 2009, adjusted pro forma revenue was the same as revenue measured on a U.S. GAAP basis. Thus, the above explanations related to changes in GAAP revenue also apply to adjusted pro forma revenue.

•	Adjusted pro forma EBITDA decreased $2.0 million to $(2.1) million for the quarter from $(0.1) million from the comparable prior-year quarter.

•	Our healthy living division incurred a decrease of $1.9 million in operating expense, or 6.1%, primarily driven by net decreases in administrative expenses from restructuring activities.

•	Healthy living division, same-facility operating expenses remained essentially unchanged reflecting expense controls for the comparable quarters in 2010 and 2009.

Corporate:

Three Months Ended March 31, 2010 Compared to Three Months Ended March 31, 2009

•

Corporate operating expenses decreased $0.4 million or 4.4% for the comparable quarters in 2010 and 2009 reflecting a cost savings from restructuring activities offset by increased expenses from salaries and benefits due to consolidation of divisional administrative functions into corporate activities.

EBITDA and Adjusted pro forma EBITDA are supplemental non-GAAP financial measures that CRC believes provide useful information to both management and investors concerning its ability to comply with certain covenants in its borrowing arrangements that are tied to these measures and to meet its future debt obligations. CRC also believes that including the effect of these items allows management and investors to better compare CRC’s financial performance from period-to-period, and to better compare CRC’s financial performance with that of its competitors.

Adjusted pro forma EBITDA is defined as EBITDA (earnings before interest, taxes, depreciation and amortization) from continuing operations, further adjusted for the items listed below in the table entitled “Reconciliation of Net Income (Loss) Attributable to CRC Health Corporation to Adjusted Pro Forma EBITDA for the Three Months Ended March 31, 2010 and 2009.” Adjusted pro forma EBITDA takes into account all adjustments which are excluded from EBITDA for purposes of various covenants in the indenture governing CRC’s 10¾% senior subordinated notes due 2016 and its senior secured credit facility, as amended to date. Additionally, Adjusted pro forma EBITDA is calculated on a consolidated basis and does not give effect to discontinued operations presentation.

The pro forma adjustments are based upon available information and certain assumptions that CRC believes are reasonable. Adjusted pro forma EBITDA is for informational purposes only and does not purport to represent what CRC’s result of operations or financial position would have been if the acquisitions had actually been completed at the beginning of such period, nor does such information purport to project the results of operations for any future period.

The presentation of these supplemental non-GAAP financial measures is not meant to be considered in isolation of, or as a substitute for net income (loss) or other financial results prepared in accordance with GAAP.

CRC HEALTH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

MARCH 31, 2010 AND DECEMBER 31, 2009

(In thousands, except share amounts)

	March 31, 2010	December 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,169	$4,982
Restricted cash	1,144	420
Accounts receivable, net of allowance for doubtful accounts of $5,450 in 2010 and $5,327 in 2009	32,440	31,558
Prepaid expenses	7,529	7,489
Other current assets	1,264	1,306
Income taxes receivable	—	676
Deferred income taxes	6,346	6,346
Current assets of discontinued operations	1,568	1,720

Total current assets	52,460	54,497
PROPERTY AND EQUIPMENT-Net	124,281	125,215
GOODWILL	574,027	573,594
INTANGIBLE ASSETS-Net	333,685	335,409
OTHER ASSETS-Net	19,716	19,619

TOTAL ASSETS	$1,104,169	$1,108,334

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,670	$3,011
Accrued liabilities	28,497	29,851
Income taxes payable	749	—
Current portion of long-term debt	1,471	8,814
Other current liabilities	25,328	25,992
Current liabilities of discontinued operations	1,412	2,114

Total current liabilities	62,127	69,782
LONG-TERM DEBT-Less current portion	623,705	622,262
OTHER LONG-TERM LIABILITIES	8,855	8,735
LIABILITIES OF DISCONTINUED OPERATIONS	1,620	1,679
DEFERRED INCOME TAXES	116,871	117,334

Total liabilities	813,178	819,792

COMMITMENTS AND CONTINGENCIES
CRC HEALTH CORPORATION STOCKHOLDER’S EQUITY:
Common stock, $0.001 par value-1,000 shares authorized; 1,000 shares issued and outstanding at March 31, 2010 and December 31, 2009	—	—
Additional paid-in capital	456,308	454,880
Accumulated deficit	(160,502)	(161,363)
Accumulated other comprehensive loss	(4,815)	(4,975)

Total CRC Health Corporation stockholder’s equity	290,991	288,542

NONCONTROLLING INTEREST	—	—

Total equity	290,991	288,542

TOTAL LIABILITIES AND EQUITY	$1,104,169	$1,108,334

CRC HEALTH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

(In thousands)

	Three Months Ended March 31,
	2010	2009
NET REVENUE:
Net client service revenue	$104,018	$102,842

OPERATING EXPENSES:
Salaries and benefits	53,636	55,669
Supplies, facilities and other operating costs	30,141	30,550
Provision for doubtful accounts	1,844	1,483
Depreciation and amortization	5,558	5,675

Total operating expenses	91,179	93,377

OPERATING INCOME	12,839	9,465
INTEREST EXPENSE	(10,805)	(11,952)
OTHER EXPENSE	—	(82)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,034	(2,569)
INCOME TAX EXPENSE (BENEFIT)	869	(2,272)

INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF TAX	1,165	(297)
LOSS FROM DISCONTINUED OPERATIONS (net of tax benefit of ($162) and ($571) in the three months ended March 31, 2010 and 2009, respectively)	(304)	(1,016)

NET INCOME (LOSS)	861	(1,313)
LESS: NET LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST	—	(128)

NET INCOME (LOSS) ATTRIBUTABLE TO CRC HEALTH CORPORATION	$861	$(1,185)

AMOUNTS ATTRIBUTABLE TO CRC HEALTH CORPORATION:
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF TAX	$1,165	$(173)
DISCONTINUED OPERATIONS, NET OF TAX	(304)	(1,012)

NET INCOME (LOSS) ATTRIBUTABLE TO CRC HEALTH CORPORATION	$861	$(1,185)

Reconciliation of Net Income (Loss) Attributable to CRC Health Corporation to

Adjusted Pro Forma EBITDA for the Three Months

Ended March 31, 2010 and 2009 (in thousands):

	Three Months Ended March 31,
	2010	2009
NET INCOME (LOSS) ATTRIBUTABLE TO CRC HEALTH CORPORATION:
Net income (loss) attributable to CRC Health Corporation	$861	$(1,185)

Depreciation and amortization	5,562	5,771
Income tax expense (benefit)	707	(2,843)
Interest expense	10,805	11,952

EBITDA	17,935	13,695

ADJUSTMENTS TO EBITDA:
Discontinued operations	464	12
Asset impairment	—	1,417
Non-impairment restructuring activities	74	1,442
Stock-based compensation expense	1,427	1,395
Foreign exchange translation	(3)	1
Loss (gain) on fixed asset disposal	(5)	72
Management fees	967	559
Transaction expenses	—	(19)
Write-off of cancelled acquisitions	—	(23)
Noncontrolling interest	—	(128)
Franchise taxes	(2)	46
Other non-recurring costs	2	84

Total pro forma adjustments to EBITDA	2,924	4,857

ADJUSTED PRO FORMA EBITDA	$20,859	$18,553

	Three Months Ended March 31,
CRC Health Corporation Selected Statistics	March 31, 2010	March 31, 2009
Recovery Division:
Number of inpatient facilities - end of period	31	29
Number of outpatient facilities - end of period	15	15
Number of comprehensive treatment clinics (“CTCs”) - end of period	54	59
Available beds - end of period	1,939	1,894
Patient days - Inpatient	140,254	134,391
Net revenue per patient day - inpatient	$360.91	$356.09
Patient days - CTCs	2,345,490	2,291,698
Net revenue per patient day - CTCs	$12.12	$11.87

Healthy Living Division - Aspen Programs:
Number of facilities - end of period	24	27
Patient days	73,225	80,235
Net revenue per patient day	$271.70	$286.63

Healthy Living Division - Weight Management:
Number of facilities - end of period	18	15
Patient days	15,284	14,575
Net revenue per patient day	$328.12	$322.78

Conference Call

CRC Health Corporation will host a conference call, open to all interested parties, on Tuesday, May 18, 2010 beginning at 1:00 PM Eastern Time (10:00 AM Pacific Time). The number to call within the United States is (877) 718-5111. Participants outside the United States should call (719) 325-4815. The conference ID is 5387475.

A replay of the conference call will be available starting at 4:00 PM Eastern Time on Tuesday May 18, 2010 until 4:00 PM Eastern Time Tuesday May 25, 2010. The replay number for callers within the United States is (888) 203-1112 or (719) 457-0820 from outside the United States and the conference ID for all callers is 5387475.

Forward-Looking Statements

This press release includes or may include “forward-looking statements.” All statements included herein, other than statements of historical fact, may constitute forward-looking statements. Although CRC believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, among others, the following factors: changes in government reimbursement for CRC’s services; CRC’s substantial indebtedness; changes in applicable regulations or a government investigation or assertion that CRC has violated applicable regulations; attempts by local residents to force our closure or relocation; the potentially difficult, unsuccessful or costly integration of recently acquired operations and future acquisitions; the potentially difficult, unsuccessful or costly opening and operating of new treatment facilities; the possibility that commercial payors for CRC’s services may undertake future cost containment initiatives; the limited number of national suppliers of methadone used in CRC’s outpatient treatment clinics; the failure to maintain established relationships or cultivate new relationships with patient referral sources; shortages in qualified healthcare workers; natural disasters such as hurricanes, earthquakes and floods; competition that limits CRC’s ability to grow; the potentially costly implementation of new information systems to comply with federal and state initiatives relating to patient privacy, security of medical information and electronic transactions; the potentially costly implementation of accounting and other management systems and resources in response to financial reporting and other requirements; the loss of key members of CRC’s management; claims asserted against CRC or lack of adequate available insurance; and certain restrictive covenants in CRC’s debt documents.

Contact:

CRC Health Corporation

Kevin Hogge, 877-272-8668

Chief Financial Officer